I-DDI SUM SUP 060614

Summary Prospectus Supplement dated June 6, 2014

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5, R6 and Investor Class shares of the Fund listed below:

Invesco Diversified Dividend Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Meggan Walsh	Portfolio Manager (lead)	2002
Robert Botard	Portfolio Manager	2014
Kristina Bradshaw	Portfolio Manager	2014”

I-DDI SUM SUP 060614